UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

On December 20, 2023 (the “Fourth Amendment Effective Date”), Tutor Perini Corporation (the “Company”) entered into the Fourth Amendment to Credit Agreement (the “Amendment”), which amends the Credit Agreement, dated August 18, 2020 (as amended, restated, supplemented or otherwise modified from time to time prior to the Fourth Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), by and among the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and BMO Harris Bank N.A., as administrative agent. As previously disclosed, under the terms of the Existing Credit Agreement, if any of the Company’s 6.875% Senior Notes due May 1, 2025 (the “Senior Notes”) are outstanding on January 30, 2025 (which is 91 days prior to the maturity of the Senior Notes), the maturity of both the term loan B facility (the “Term Loan B”) and the revolving credit facility (the “Revolver”) under the Existing Credit Agreement will accelerate to January 30, 2025, subject to certain further exceptions. We refer to this as the “spring-forward maturity” provision of the Credit Agreement. Absent the applicability of the spring-forward maturity provision, the maturity date of the Term Loan B is August 18, 2027 and of the Revolver is August 18, 2025.

The Amendment modifies the spring-forward maturity provision solely in respect of those Term Loan B lenders that, immediately prior to the Fourth Amendment Effective Date, consented to the Amendment (the “Consenting Lenders”). The Amendment extends the spring-forward maturity provision applicable to such Consenting Lenders’ portion of the Term Loan B to April 21, 2025 (which is 10 days prior to the maturity of the Senior Notes), so that if any of the Senior Notes are outstanding on April 21, 2025, that will be the maturity date of the portion of the Term Loan B held by the Consenting Lenders. The portion of the Term Loan B held by any non-Consenting Lender and the Revolver remain unchanged and retain the spring-forward maturity of January 30, 2025 as described above. The portion of the Term Loan B held by the non-Consenting Lenders will be classified as “Tranche A Term Loans” and the portion of the Term Loan B held by the Consenting Lenders will be classified as “Tranche B Term Loans”, in each case, as of the Fourth Amendment Effective Date. Other than in respect of the spring-forward maturity provision described in this paragraph, the terms of the Tranche A Term Loans and Tranche B Term Loans are identical, and the Amendment makes no modifications to the terms of the Revolver.

Lenders holding 89.8% of the aggregate principal amount of the Term Loan B consented to the Amendment. Consenting Lenders were paid a fee of 0.50% of the aggregate principal amount of the portion of the Term Loan B held by such Consenting Lenders.

A copy of the Company’s press release announcing the Amendment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Note Regarding Forward-Looking Statements

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future and statements regarding non-historical performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unfavorable outcomes of existing or future litigation or dispute resolution proceedings against us or customers (project owners, developers, general contractors, etc.), subcontractors or suppliers, as well as failure to promptly recover significant working capital invested in projects subject to such matters; revisions of estimates of contract risks, revenue or costs, economic factors such as inflation, the timing of new awards, or the pace of project execution, which has resulted and may continue to result in losses or lower than anticipated profit; increased competition and failure to secure new contracts; contract requirements to perform extra work beyond the initial project scope, which has and in the future could result in disputes or claims and adversely affect our working capital, profits and cash flows; risks and other uncertainties associated with assumptions and estimates used to prepare our financial statements; a significant slowdown or decline in economic conditions, such as those presented during a recession; failure to meet contractual schedule requirements, which could result in higher costs and reduced profits or, in some cases, exposure to financial liability for liquidated damages and/or damages to customers, as well as damage to our reputation; failure to meet our obligations under our debt agreements (especially in a high interest rate environment), including as a result of the spring-forward maturity provision in the Credit Agreement, should it become applicable; our ability to refinance the Senior Notes, including the timing and terms of a refinancing process, is subject to market and other conditions; inability to attract and retain our key officers, and to adequately plan for their succession, and hire and retain personnel required to execute and perform on our contracts; possible systems and information technology interruptions and breaches in data security and/or privacy; an inability to obtain bonding could have a negative impact on our operations and results; risks related to our international operations, such as uncertainty of U.S. government funding, as well as economic, political, regulatory and other risks, including risks of loss due to acts of war, labor conditions, and other unforeseeable events in countries where we do business, which could adversely affect our revenue and earnings; decreases in the level of government spending for infrastructure and other public projects; downgrades in our credit ratings; failure of our joint venture partners to perform their venture obligations, which could impose additional financial and performance obligations on us, resulting in reduced profits or losses and/or reputational harm; the impact of inclement weather conditions on projects; risks related to government contracts and related procurement regulations; significant fluctuations in the market price of our common stock, which could result in substantial losses for stockholders and potentially subject us to securities litigation; client cancellations of, or reductions in scope under, contracts reported in our backlog; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws; public health crises, such as COVID-19, have adversely impacted, and could in the future adversely impact, our business, financial condition and results of operations by, among other things, delaying the timing of project bids and/or awards and the timing of dispute resolutions and associated collections; physical and regulatory risks related to climate change; impairment of our goodwill or other indefinite-lived intangible assets; the exertion of influence over the Company by our chairman and chief executive officer due to his position and significant ownership interest; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 15, 2023 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed on November 9, 2023, and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.        Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Press release.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	December 20, 2023	By:	/s/ Ryan J. Soroka
Ryan J. Soroka
Senior Vice President & Chief Financial Officer

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